UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act
file number 811-6027

KAVILCO INCORPORATED
(Exact name of registrant as specified in charter)

600 UNIVERSITY STREET, SUITE 3010
SEATTLE, WASHINGTON 98101-1129
(Address of Principal executive offices) (Zip Code)

(206) 624-6166
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: March 23, 2006

KAVILCO INCORPORATED NEWSLETTER
MARCH 2006

DIVIDEND DECLARATION
--------------------
I am pleased to announce that on March 10, 2006, the Board of Directors declared a cash dividend of $13.00 per share. This dividend will be paid to shareholders of record as of March 13, 2006. The dividend is payable on March 23, 2006. Enclosed is payment or information reflecting the number of shares you own.

This dividend represents undistributed earnings from 2005. As you know, a Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 40% Federal Income Tax rate. For shareholders with 100 shares your dividend is $1,300. If Kavilco was not a RIC and had to pay income tax, your dividend after tax would be $780. Therefore, you receive an additional $520 because Kavilco does not have to pay Federal Income Tax. This is another testimony to the advantages of being a registered investment company.

For an expanded discussion, see the Portfolio section in this newsletter.

CASHING YOUR CHECK
-------------------
PLEASE - give your bank a few days notice before you cash your dividend check. Banks do not keep that much cash on hand on any given day and they need to make special arrangements. This applies to all banks throughout the United States.

CHIEF SON-I-HAT'S WHALE HOUSE & TOTEM PARK
------------------------------------------
Kavilco has re-applied for grant funds from the 2006 National Park Service (NPS) Tribal Preservation Program. We were turned down in 2004, but with the help of the Kasaan Haida Heritage Foundation, we fine-tuned the original grant application based on recommendations and suggestions from the 2004 grant reviewers.

If we are successful, we will use the grant funds to determine the cost to repair and restore the Whale House and totems by hiring MRV Architects to survey the site and determine the magnitude of necessary repairs and restoration. MRV Architects would then create measured drawings of the building and site, and submit a proposal to rehabilitate, restore and reconstruct the structure based on their findings. Once the cost to restore the Whale House and totems is known, Kavilco will then seek additional grants, donations and funding to implement the restoration.

We chose MRV Architects, a Juneau, Alaska firm, based on their experience in the restoration of Alaska Native clan houses and totems. Furthermore, the firm's founder, Linn A. Forrest, prepared the original construction drawings for the Whale House in 1938 when he worked for the U.S. Forest Service. Copies of the drawings are in the firm's archives.
The NPS will make their determination in May 2006.

Special thanks to Jeane Breinig, Laird A. Jones and Deanna Kaulay for their help in the application process.

PORTFOLIO
---------
The following is an abbreviated discussion on the economy and portfolio that took place at our March 10 and 11, 2006 Board Meeting.

A shift seems to be taking place within the economy. So far, during the current economic expansion, which began in 2001, the consumer has led the way. This explains the healthy increases in both home sales and housing prices in recent years. Now, the mild uptick in mortgage rates, the unchecked rise in energy prices and the unrelenting climb in home prices are starting to have an effect on this pivotal market. Accordingly, we anticipate an economic slowdown in the second half of the year.

How does this economic projection play out in the overall management of our portfolio? Let's consider bonds first, because the interest on these investments is the lion's share of our earnings. Then I will conclude with a brief discussion on stocks.

We have a very curious phenomenon occurring in the bond market. Normally, short-term interest rates are lower than long-term rates because there is more fundamental risk in the long term (an investment could become worthless because of a bond default, or lack of purchasing power because inflation erodes interest income). However, we now have a situation where short-term bond investment yields more than longer-dated bonds. This is called an "inversion of yields" (inverted yield curve). The classic explanation for the inversion is that the bond market is discounting an economic slowdown. We know that global investors are major buyers of U.S. bonds because we have the highest interest rates in the industrialized world. Thus, the argument continues-is an inverted yield curve a sign of a coming economic slowdown, or is there just too much money out there?

Although interest rates are higher than they were last year at this time, they are still substantially below our big dividend years of the latter 90's and early part of this decade. In an attempt to improve our return, we are still pursuing the speculative strategy of actively trading long-dated Treasury bonds for capital gains purposes. Last year we had over $92 million of security trades for an unprecedented portfolio turnover rate of 131.3%. We do not anticipate having to go to such extremes this year.

The stock market appears to be in the late stages of a bull market (or the end of a correction in a bear market) and the early stages (or resumption) of a bear market. We subscribe to Lowry's Reports, which is a stock service founded in 1938 that provides an analytical approach to trends in the New York Stock Exchange with a way of visualizing the basic forces of supply vs. demand. According to "Lowry's Market Trend Analysis," early August 2005 was an important turning point for the broad market. The Buying Power Index had peaked in mid-July, began to drop sharply in early August and has been trending down ever since. What this means is that it confirms weakening investor demand for stocks.

On the other side of the ledger, ideally the desire to sell should dry up on rallies. That was the case from the March 2003 market low until early August 2005. But, since that time, Selling Pressure has been expanding on a trend basis, showing that investors have been selling into every rally. As a matter of fact, Selling Pressure has continued to rise, approaching its highest level in more than two years, as initial profit taking appears to evolving into purposeful liquidation.

We feel that this is not the time to diversify our stock portfolio, or at least until the aforementioned buying power/selling pressure reverses course. Instead, we are confining our investments in the energy and utility sectors, which are leading the broad market.

VISIT KAVILCO'S WEBSITE
-----------------------
Visit Kavilco's website (www.kavilco.com). You can find out when the Annual Meeting is scheduled. Click on "Joint Project" and see recent photographs of Chief Son-I-Hat's Whale House and Totem Park. Click on "Shareholder Information /Affidavits & Forms" and print out Direct Deposit forms, Gifting forms, Change of Address forms and Voluntary IRS Withholding forms. You must have Adobe Acrobat 6.0 version or better to view and/or print the forms. You can download Adobe Acrobat for free.

We hope you enjoy your tour of our website and we welcome any comments or suggestions you might have.

WHAT'S NEW
----------
The Kasaan Haida Heritage Foundation now has its own website: KasaanHaida.org.

Click on "Projects/Gasaaan Xaadas Guusuu" and listen to our Haida elders speak! KHHF's Fall 2005 newsletter is there too, complete with photos.

DIRECT DEPOSIT
--------------
Receive your Kavilco dividends faster with Direct Deposit!

* Your money is credited to your bank account on the distribution date.

* Access your money the same day by check, ATM or debit card.

* Eliminate the risk of lost or stolen checks.

* Eliminate delays caused by relying on the mail.

* No cost to sign up or receive Direct Deposit.

Request an "Authorization for Direct Deposit of Dividends" form by calling Kavilco toll free at 1-800-786-9574, or visit our website and print the form. Go to "Shareholder Information/Affidavits & Forms." The completed form MUST be returned to Kavilco no later than October 1, 2006 for the Fall dividend. That means Kavilco needs to have the form in their business office by that date.

Kavilco's custodial bank will charge a $35.00 handling fee if a Direct Deposit is ever rejected, and Kavilco will pass that fee on to the shareholder. Therefore, it is important that you notify Kavilco IN WRITING if there is any change to your account.

IN MEMORIUM
-----------
Catherine N. Kerstetter

Catherine Nelsie Kerstetter, age 91, died in Renton, Washington on January 9, 2006. She was born to Louis and Anna (Frank) Jones in Kasaan on April 9, 1914. She was Haida, Raven-Brown Bear, Taas `Laanaas (Sand Beach People) clan.

She received her education from the territorial school in Kasaan and graduated from Sheldon Jackson School in Sitka in1934.

Her first marriage was to the late Joe Johnson of Angoon, Alaska, son of Sam and Minnie Johnson.

She later married James Kerstetter. They lived in Ketchikan and worked at the Model Cleaners, the present location of SharJo's restaurant. James retired from the U.S. Army, and while serving in the National Guard, the couple lived in Anchorage, Wrangell, and Ketchikan. They then moved to Washington, settling in Federal Way.

She was preceded in death by her parents; husband; and siblings, Raymond, George, Henry, Leah, Melinda and Louise.

She is survived by her children, Robert (wife Roberta) Kerstetter of Fayetteville, North Carolina and Linda (husband William) White of West Richland, Washington; grandchildren, Peter and Christopher Kerstetter, and William (Chips) and James White; two great-grandchildren; sister Julia (husband Perry) Coburn of Kasaan; brother Willard (wife Mary) Jones of Ketchikan; many nieces and nephews; and her very special friend, Kay Marshall.

She loved to share her homemade jams, jellies, and handiwork, mainly with family. She was also a great resource person to linguists in the Haida language, as well as the history of Kasaan to the Kasaan Haida Heritage Foundation.

Funeral services were held at the Bonney-Watson Washington Memorial on January 13, 2006, in SeaTac, Washington.

Shirley McAllister

Longtime Ketchikan resident Shirley McAllister, 70, died January 26, 2006, in Ketchikan. She was born Shirley Norene Riffe in Olympia, Washington on July 29, 1935, and graduated from Morton High School. She moved to Ketchikan in 1956 where she worked as a waitress at the Stedman, the Blue Fox, and other local restaurants. She later worked at the Laborer's Union office.

She met James Spencer and they married in 1960. They purchased the Union Rooms Hotel and settled into running the hotel, working at the Laborers Union, and raising her two children, Kelly and Melody. After Jim's passing in 1976, she met Ivan McAllister and they married in 1982.

The Laborers Union closed after 17 years, and Shirley and her family moved to Saxman, where she enjoyed gardening and family life while continuing to oversee the management of her hotel. She retired from the hotel business when she sold the Union Rooms in 2001.

Shirley was a member of the Pioneers of Alaska and the Sons of Norway. She also enjoyed fishing, boating, and visiting and vacationing with her friends.
She was preceded in death by her parents, John Ballard and Fay Evelyn Riffe; sister, Joan Bowen; and husband, Ivan McAllister.

She is survived by brother and sister-in-law, John and Nancy Riffe of Bullhead City, Arizona; son and daughter-in-law, Kelly Spencer and Angel Williams;
daughter, Melody McAllister; stepson, Ivan McAllister II; grandsons, John McAllister Jr., Kelly Spencer, Keenan Spencer; granddaughter, Kyrie Spencer of Ketchikan; step-granddaughters, Tammy McAllister of Gilbert, Arizona, and Tracy McAllister, of Chehalis, WA; and good friend, Johanna Close of Ketchikan.

A memorial service was held at the Salvation Army on Stedman Street on February 4, 2006. The family suggests any donations be made to the Salvation Army Gateway Corps.

HAW' AA TO GENEROUS KHHF DONORS
-------------------------------
Kasaan Haida Heritage Foundation (KHHF) says thank you to all the generous Kavilco shareholders and their invited guests to the Kavilco annual dinner where KHHF held its yearly fundraising raffle. A special thank you to Diane and George Demmert for opening their home and assisting the "basket making team"-Eleanor Hadden, Laird Jones, Jeane Breinig, Ramona Hamar and Louis Jones. The group filled six baskets raffled for grand prizes, and 11 baskets that were raffled at the "Chinese Auction," along with items for door prizes, the silent auction and the regular bid auction. Thanks to all our donors who helped make the raffle a success.

Valborg Braz
Caroline Hendrixson
Julie Coburn
Willard & Mary Jones
Eleanor Hadden
Laird Jones
Ramona Hamar
Annette Thompson
Erma Lawrence
Nettie Ralph
Jeane Breinig
Louis & Paige Jones
Diane Demmert
Opal Olsen
Jordan Lachler (Sealaska Heritage Institute)

Thank you to Kris and Sara Hadden for helping sell and collect tickets during the event. A detailed list of donations and prizewinners will be in the 2006 Fall Kasaan Haida Heritage Newsletter. Due to the active bidding by generous dinner attendees, KHHF was able to raise over $2,000. KHHF will contribute over $4,000 to the Whale House Restoration project proposal Kavilco submitted to the National Parks Service.

Please feel free to call me at 907-542-2214 or toll-free at our Seattle office 1-800-786-9574.

Sincerely,
/s/Louis A. Thompson
President/CEO